SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2010

AEROSONIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
 (Address of principal executive offices and Zip Code)

(727) 461-3000
 (Registrant’s telephone number, including Area Code)

Not applicable
 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2009, Aerosonic Corporation (“Aerosonic”) entered into three unsecured loan agreements (each, a “Loan Agreement” and collectively, the “Loan Agreements”) for up to $2,000,000 in principal amount in the aggregate with attached warrants with each of Bruce J. Stone (“Stone”), Martin L. Schaffel (“Schaffel”) and Redmond Family Investments, LLLP (“Redmond”), collectively referred to as  the “Investors”.  For a description of the transactions and copies of the Loan Agreements, please refer to Aerosonic’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 20, 2009, which is hereby incorporated by reference into this Item 1.01.

On February 19, 2010, Aerosonic entered into a First Amendment to Loan Agreement for each of the Loan Agreements with the Investors (collectively, the “First Amendments”).  In connection with the First Amendments, (i) Aerosonic also amended the warrant certificates issued to each of the Investors dated May 21, 2009 (the “Warrant Amendments”) and (ii) Aerosonic and its wholly-owned subsidiaries, OP Technologies, Inc., an Oregon corporation (“OP Tech”), and Avionics Specialties, Inc., a Virginia corporation (“Avionics”) also modified the three 14% Subordinated Notes dated May 14, 2009 (the “Note Modifications”) previously issued by Aerosonic, OP Tech and Avionics to each of the Investors (each, a “Subordinated Note” and together, the “Subordinated Notes”). The original loan documents were previously filed as Exhibits 10.1 through 10.9 to Aerosonic’s Form 8-K filed with the SEC on May 20, 2009.

The terms and conditions with respect to each of the First Amendments, the Warrant Amendments and the Note Modifications, are substantially similar, as described in more detail below:

First Amendments to Loan Agreements:

 Note Modifications

•	extended the maturity date of the Subordinated Notes for a period of one year from April 10, 2010 to April 10, 2011;

•	removed Aerosonic’s obligation to issue shares of its common stock upon each cash draw down made on or after February 19, 2010;

•
revised the ratio of common shares underlying warrants issuable per each $1.00 of principal amount borrowed from “.25 shares per $1.00 of principal amount” to “.20 shares per $1.00 of principal amount” with respect to cash draw downs made on or after February 19, 2010;

•	deleted certain negative covenants relating to the issuance of securities;

Warrant Amendments

•	extended the expiration date of any warrants issued prior to February 19, 2010 for a period of five years from April 10, 2015 to April 10, 2020;

•	extended the expiration date of any warrants issued on or after February 19, 2010 from April 10, 2015 to the sixth anniversary date of the issuance of the warrant certificate; and

•
revised the purchase price for any warrants issued on or after February 19, 2010 from $0.64 per share to a price equal to 50% of the volume weighted average of the selling price of Aerosonic’s common stock on February 12, 2010 and for the 19 trading days prior to February 12, 2010, or $1.98 per share.

The Note Modifications do not change the existing interest rate of 14% under the Subordinated Notes and are subordinated to Aerosonic’s existing loans, as set forth in the Subordinated Notes.

Copies of the First Amendments, Note Modifications and the Form of Warrant Certificate are attached as Exhibits 10.1 through 10.7 to this Form 8-K.

A copy of the press release announcing the First Amendments to Loan Agreements is attached as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

On February 19, 2010, Aerosonic borrowed an aggregate principal amount of $600,000 upon a cash draw down under the Loan Agreements entered into by Aerosonic on May 14, 2009 and amended on February 19, 2010, with the Investors.  As of February 19, 2010, an aggregate principal amount of $1,400,000 has been drawn down under the Loan Agreements.

Aerosonic’s $600,000 cash draw down pursuant to the Loan Agreements, as amended, was completed on a pro rata basis as follows:

•
$300,000 cash draw down under the Loan Agreement, as amended, by and between Aerosonic and its wholly-owned subsidiaries, Avionics and OP Tech and Stone.  Pursuant to the terms of the Loan Agreement, as amended, Aerosonic issued warrants to purchase 60,000 shares of Aerosonic common stock to Stone;

•
$150,000 cash draw down under the Loan Agreement, as amended, by and between Aerosonic and its wholly-owned subsidiaries, Avionics and OP Tech and Redmond.  Pursuant to the terms of the Loan Agreement, as amended, Aerosonic issued warrants to purchase 30,000 shares of Aerosonic common stock to Redmond; and

•
$150,000 cash draw down under the Loan Agreement, as amended, by and between Aerosonic and its wholly-owned subsidiaries, Avionics and OP Tech and Schaffel.  Pursuant to the terms of the Loan Agreement, as amended, Aerosonic issued warrants to purchase 30,000 shares of Aerosonic common stock to Schaffel.

The warrants (6-year term from February 19, 2010) issued to the Investors pursuant to the $600,000 draw down are exercisable at any time during the period after February 19, 2011 and before the expiration date (February 19, 2016).

A copy of the press release announcing the $600,000 cash draw down pursuant to the Loan Agreements, as amended, is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d)		Exhibits

	10.1	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Bruce J. Stone.

	10.2	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Bruce J. Stone.

	10.3	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Redmond Family Investments, LLLP.

	10.4	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Redmond Family Investments, LLLP.

	10.5	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Martin L. Schaffel.

	10.6	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Martin L. Schaffel.

	10.7	Form of Warrant Certificate for warrants issued on or after February 19, 2010.

	99.1	Press Release of Aerosonic dated February 23, 2010, announcing the First Amendments to Loan Agreements and the $600,000 cash draw down pursuant to the Loan Agreements, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

February 23, 2010	By:	/s/ Douglas J. Hillman
Douglas J. Hillman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Bruce J. Stone.

10.2	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Bruce J. Stone.

10.3	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Redmond Family Investments, LLLP.

10.4	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Redmond Family Investments, LLLP.

10.5	First Amendment to Loan Agreement, dated February 19, 2010, between Aerosonic and Martin L. Schaffel.

10.6	Note Modification, dated February 19, 2010, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Martin L. Schaffel.

10.7	Form of Warrant Certificate for warrants issued on or after February 19, 2010.

99.1	Press Release of Aerosonic dated February 23, 2010, announcing the First Amendments to Loan Agreements and the $600,000 cash draw down pursuant to the Loan Agreements, as amended.